UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 16, 2013

Digital Generation, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27644	94-3140772
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

750 West John Carpenter Freeway, Suite 700 Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 581-2000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

On January 16, 2013, Digital Generation, Inc. (the “Company) entered into an Agreement (the “Agreement”) with Clinton Magnolia Master Fund, Ltd., Clinton Spotlight Master Fund, L.P., Clinton Group, Inc., Clinton Special Opportunities Master Fund, Ltd., and Clinton Relational Opportunity Master Fund, L.P. (the “Clinton Group”), which collectively beneficially owned approximately 5.9% of all outstanding shares of the Company’s common stock, $0.001 par value per share (the “Shares”) as of January 15, 2013 based on information provided by the Clinton Group.  Pursuant to the Agreement, the Company’s Board of Directors agreed, among other things, to increase the size of the Board of Directors from seven to eight directors and to include two director nominees selected by the Clinton Group to the Board of Directors’ slate of nominees for election as directors of the Company at the 2012 Annual Meeting of Shareholders, to be held on February 21, 2013, as previously announced. Pursuant to such Agreement, the Clinton Group agreed, among other things, to vote its Shares in favor of all directors nominated by the Board of Directors (which includes the two director nominees selected by the Clinton Group) and against any amendments to the Company’s Bylaws or Certificate of Incorporation not recommended by the Board of Directors.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, filed herewith as Exhibit 10.1 and is incorporated herein by reference in its entirety.

Item 9.01      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description of Exhibit
10.1

Agreement, dated as of January 16, 2013, by and among Clinton Magnolia Master Fund, Ltd., Clinton Spotlight Master Fund, L.P., Clinton Group, Inc., Clinton Special Opportunities Master Fund, Ltd., Clinton Relational Opportunity Master Fund, L.P., and Digital Generation, Inc.

99.1	Press Release, dated as of January 16, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL GENERATION, INC.

Date: January 16, 2013	By:	/s/ Sean N. Markowitz
Name: Sean N. Markowitz
Title: General Counsel

EXHIBIT INDEX

Exhibit	Description of Exhibit
10.1

Agreement, dated as of January 16, 2013, by and among Clinton Magnolia Master Fund, Ltd., Clinton Spotlight Master Fund, L.P., Clinton Group, Inc., Clinton Special Opportunities Master Fund, Ltd., Clinton Relational Opportunity Master Fund, L.P., and Digital Generation, Inc.

99.1	Press Release, dated as of January 16, 2013.